                                                                    Exhibit 99.1

                        UNITED STATES BANKRUPTCY COURT
                      EASTERN DISTRICT OF NORTH CAROLINA
                               RALEIGH DIVISION

IN RE:  Athey Products Corporation             CASE NO: 00-02736-5-ATS


           MONTHLY REPORT OF CORPORATE DEBTOR IN POSSESSION/TRUSTEE
                     FOR THE MONTH OF December 9-31, 2000

I.      REPORT OF ACTIVITIES:

        During this period the Debtor sought and obtained authority to use cash collateral, and a budget for operations was negotiated with Wells Fargo Business Credit and approved by the Court as part of the cash collateral order. The Debtor also sought and obtained authority to retain bankruptcy counsel, special counsel, and a business consultant, as well as authority for the continuation of payroll. The Debtor and Wells Fargo negotiated an interim agreement regarding the continued use of cash collateral, in the context of the sale efforts described below.

II.     SUMMARY OF OPERATIONS:

        Upon receiving authority use cash collateral, the Debtor began the recall of a portion of the work force that had been laid off when Wells Fargo refused to advance additional funds pre-petition. The Debtor and its professionals have commenced efforts to determine whether all or portions of the Debtor's business should be sold as a going concern, due diligence materials were assembled, and potential buyers were contacted. Wells Fargo has received adequate protection payments equivalent to post-petition interest. Triad Freightliner asserts a disputed lien on certain goods, and the Debtor sought and obtained an order allowing the sale of such goods provided the proceeds are held in escrow. All post-petition payroll, taxes, and invoices are being paid in the ordinary course.

I declare under penalty of perjury that the information contained in this report is true and correct to the best of my knowledge and belief.

Respectfully submitted this   11   day of January, 2001.
                            ------

Title:      CFO        /s/ W.S. Warden        Signature
      -------------    ----------------------

I certify that the information contained in this report is true and correct to the best of my knowledge and belief.

Date:    1/22/01                          /s/ John A. Northen
         -------                          --------------------------
                                          Attorney for Debtor

John A. Northen, NCSB 6789
Northen Blue, LLP
PO Box 2208
Chapel Hill, NC 27515
919-968-4441

                                                                  Revised 5/2000

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                      FOR THE MONTH OF December 31, 2000

                                    PART A:

                                CERTIFICATIONS

1.       Yes  x  No      All post-petition taxes [tax obligations arising after
             ---    ___  the chapter 11 petition was filed] are currently paid or deposited.

2.       Yes  x  No ___  All administrative expenses [post-petition obligations]
             ---         other than taxes are current.

3.       Yes  x  No      Estate property, which is subject to loss by theft,
             ---    ___  fire, or other casualty, is insured in accordance with
                         Local Bankruptcy Rule No. 4002.3(a)(3).

4.       Yes  x  No      New books and records were opened as of the petition
             ---    ___  date and are being maintained monthly and are current.

5.       Yes  x  No      New DIP bank accounts were opened and are reconciled.
             ---    ___

6.       Yes     No  x   Pre-petition debts [obligations due on or before the
             ___    ---  filing of the case] have not been paid since the filing of this chapter case.

7.       Yes  x  No ___  The only transfers of property made during this period
             --- were transfers which were in the ordinary course of business.

8.       Yes  x  No ___  Estate funds which are on deposit in banking
             --- institutions are fully covered by FDIC or FSLIC insurance of $100,000.00.

9.       Yes  x  No      A copy of the corresponding bank statement is attached.
             ---    ___

IF THE ANSWER TO ANY OF THE CERTIFICATIONS ABOVE IS NO, PLEASE PROVIDE EXPLANATION ON SUPPLEMENT TO PART A.

                             SUPPLEMENT TO PART A:

                EXPLANATION TO CERTIFICATIONS REFLECTED AS "NO"


1.       Post-petition TAXES NOT CURRENT OR NOT DEPOSITED:

         Type ________________ and amount $__________ unpaid or not deposited.

         Type ________________ and amount $__________ unpaid or not deposited.

2.       ADMINISTRATIVE EXPENSES [Post-petition] OTHER THAN TAXES NOT CURRENT:

         Type _____________________________ and amount $___________ unpaid.

         Type _____________________________ and amount $___________ unpaid.

3. DESCRIPTION OF ESTATE PROPERTY UNINSURED, REASONS WHY AND STEPS IMPLEMENTED TO OBTAIN INSURANCE:

         a.
         b.

4.       REASON/EXPLANATION WHY NEW BOOKS AND RECORDS NOT YET OPENED:


5.       REASON/EXPLANATION WHY NEW BANK ACCOUNTS HAVE NOT YET BEEN OPENED:


6. A LIST OF ALL PRE-PETITION DEBTS WHICH WERE PAID SINCE THE FILING OF THE CASE INCLUDING THE NAME AND ADDRESS OF THE CREDITOR PAID, THE AMOUNT PAID, AND THE JUSTIFICATION FOR THE PAYMENT. [DOES NOT INCLUDE PAYMENTS TO SECURED CREDITORS AND LESSORS UNDER AN ADEQUATE PROTECTION AGREEMENT.]

Wake County Revenue Department, P.O. Box 96058, Charlotte, NC $47,511.00 for property tax. This tax was secured by a statutory lien on the real property.

7. A LIST OF ALL PROPERTY WHICH WAS TRANSFERRED OUTSIDE THE ORDINARY COURSE OF BUSINESS AND WHETHER PRIOR AUTHORITY FOR SUCH TRANSFER[S] WAS OBTAINED FROM THE COURT:

8. IF FUNDS ARE NOT FULLY COVERED BY FDIC OR FSLIC INSURANCE OF $100,000.00, PROVIDE NAME OF BANK[S] WHEREIN ESTATE MONIES ARE DEPOSITED AND THE BALANCE OF ALL ACCOUNTS THEREIN.

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                     FOR THE MONTH OF December 9-31, 2000
                                    PART B:

                  SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                            CASH ACTIVITY ANALYSIS

NATURE/TYPE OF ACCOUNT:     x   General/Operating Account; (#021-221-536-1)
                           -----
                           _____ Tax Account;

                           _____ Payroll Account;

                           _____ Other:__________

                                                                                  Amount
                                                                                  ------
1.       Cash Balance from previous
         month's report:                                                        $       -0-

2.       Total Cash Receipts:
         (see Supplement to Part B)                                             $ 1,197,085.

3.       Cash Balance Available                                                 $ 1,197,085.
         [#1 plus #2]

4.       Total Cash Disbursements:
         (See Supplement to Part B)                                             $   330,228.


5.       Ending Cash Balance, adjusted to checkbook                             $   866,857.
         [#3 less #4]

Ending Bank balance                         $945,862.
Less transfers in transit                    -65,605.   To 538-8 & 539-6
Close pre-petition account, in transit       +54,183.
Deposits in transit                          +45,860.
Checks outstanding                          -113,443.
                                            ---------

Adjusted balance                    $866,857.

                             SUPPLEMENT TO PART B:

             DESCRIPTION/ITEMIZATION OF RECEIPTS AND DISBURSEMENTS

NATURE/TYPE OF ACCOUNT:       X    General/Operating Account;
                           --------
                           ________Tax Account;
                           ________Payroll Account;
                           ________Other:___________

1.       RECEIPTS:                                                                        Amount
                                                                                          ------
Sales                                                                                      ------
Collection of post-petition accounts receivable                                            ------
Collection of prepetition  accounts receivable                                          1,142,219.
                                                                                       ----------
Borrowing by debtor                         (Return of Wells Fargo Sweep on 12/11)          4,494.
                                                                                       ----------
Transfer from another account (#212-099-583; pre-petition account)                         50,372.
                                                                                       ----------
Other Income (describe on attachment)                                                       -----
Less allowance for returns and discounts                                                    -----
                                                                        *TOTAL =       $1,197,085.
         *Total equals item #2/Total Cash Receipts on Part B.

2.       DISBURSEMENTS:                                                                   Amount
                                                                                          ------

         Purchases of inventory                                                            85,610.
         Net Payroll                                                                        -----
         Payroll Taxes                                                                     33,028.
         Rent                                                                                 -0-
         Other lease payments                                                               3,564.
         Utilities (Telephone, Electricity, Other)                                         23,097.
         Sales Tax                                                                          -----
         Other taxes                                                                       47,639.
         Travel and Entertainment                                                             679.
         Automobile or vehicle expense                                                      -----
         Service charges                                                                    2,030.
         Vehicle insurance                                                                  -----
         Life and health insurance                                                          -----
         Other insurance                                                                   18,316.
         Supplies                                                                           -----
         Freight                                                                           18,418.
         Advertising                                                                        -----
         Repairs and Maintenance                                                            -----
         Payments to secured creditors                                                        -0-
         Other Expenses                                                                     6,240.

                                                                           SUB-TOTAL = $  238,621.
                                           (Transfer to Payroll & NonCash Collateral)     -91,607.
                                                                                       ----------
                                                                         GRAND TOTAL   $  330,228.

Total equals item #4/Total Cash Disbursements on Part B.
EXPLANATION AS TO WHY BANK BALANCE DOES NOT AGREE WITH THE ENDING CASH BALANCE,
                                        ---
#5 ON PART B:

(CENTURA LOGO)

          ATHEY PRODUCTS CORP.
          DEBTOR IN POSSESSION
          1839 SOUTH MAIN STREET
          WAKE FOREST, NC 27587-9289


--------------------------------------------------------------------------------
December 1, 2000 - December 31, 2000                               Page 1 of 2
--------------------------------------------------------------------------------
Checking        Commercial
Summary         Checking                                           #021 221-536-1

                Beginning Balance             $         .00
                Additions                      1,100,843.81
                Reductions                       154,981.54
                Ending Balance                $  945,862.27

--------------------------------------------------------------------------------

Checking
Detail       Deposits                                                 Amount
             12/11        Deposit                                $110,450.40
             12/12        Deposit                                 346,600.97
             12/13        Wire Transfer Deposit                    31,946.50
             12/13        Wire Transfer Deposit                    18,000.00
             12/18        Deposit                                 111,351.12
             12/21        Wire Transfer Deposit                    45,946.50
             12/22        Wire Transfer Deposit                    94,447.24
             12/22        Deposit                                  14,487.54
             12/26        Wire Transfer Deposit                    95,040.00
             12/27        Deposit                                 116,284.91
             12/28        Wire Transfer Deposit                     7,091.93
             12/28        Deposit                                 109,196.70

--------------------------------------------------------------------------------

[CENTURA LOGO]

          ATHEY PRODUCTS CORP.
          DEBTOR IN POSSESSION
          1839 SOUTH MAIN STREET
          WAKE FOREST, NC 27587-9289

--------------------------------------------------------------------------------
December 1, 2000 - December 31, 2000                               Page 2 of 2
--------------------------------------------------------------------------------
   Checking
   Detail         Checks

                  Number   Reference       Amount    Date     Number     Reference       Amount    Date
                  ------   ---------       ------    ----     ------     ---------       ------    ----
                  4001     0480200866      224.30    12/20    4005       0475601651    1,000.00    12/18
                  4003*    0485701123      146.25    12/21    4006       0527104602      652.81    12/26
                  4004     0483803384      778.05    12/21    4008       0487404795      367.79    12/22
                  4010*    0400507031    6,575.00    12/28    4023       0492108823      941.09    12/26
                  4011     0496206530   11,526.88    12/27    4029*      0404607909    1,158.00    12/29
                  4013*    0401803957      128.21    12/28    4030       0527301866      311.50    12/26
                  4016*    0486902113    1,130.62    12/22    4031       0402204845      360.00    12/28
                  4019*    0498005241   17,547.80    12/27               0499905263   15,000.00    12/27
                  4021*    0497002152      499.44    12/27               0499905265   10,000.00    12/27
                  4022     0485905787      250.00    12/21
                  *Indicates one or more missing checks

               Preauthorized and Pocket Check Withdrawals                                         Amount
               12/19     Wire Transfer Withdrawal                                               4,190.13
               12/19     Check/Deposit Order                                                       27.00
               12/20     Wire Transfer Withdrawal                                              33,027.92
               12/20     Wire Transfer Withdrawal                                              27,407.62
               12/20     Wire Transfer Withdrawal                                               9,564.24
               12/21     Wire Transfer Withdrawal                                               6,602.72
               12/27     Wire Transfer Withdrawal                                               4,664.17

--------------------------------------------------------------------------------


   Checking
   Balance         Date          Balance         Date            Balance           Date          Balance
                   ----          -------         ----            -------           ----          -------
   History
                   12/11       $110,450.40       12/19        613,131.86           12/26      780,748.23
                   12/12        457,051.37       12/20        641,907.78           12/27      837,794.85
                   12/13        506,997.87       12/21        580,077.26           12/28      947,020.27
                   12/18        617,348.99       12/22        687,513.63           12/29      945,862.27

--------------------------------------------------------------------------------

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                     FOR THE MONTH OF December 9-31, 2000

                                    PART B:

                  SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                            CASH ACTIVITY ANALYSIS

NATURE/TYPE OF ACCOUNT:_____General/Operating Account;
                       _____Tax Account;
                       _____Payroll Account;
                         X  Other: Non Cash Collateral (#021-221-539-6)
                       -----       -------------------
                       (Note: this was formerly the Payroll Account)

                                                             Amount
                                                             ------
1.     Cash Balance from previous
       month's report:                                       $-0-
                                                              ---

2.     Total Cash Receipts:
       (see Supplement to Part B)                            $ 217,320.
                                                               -------

3.     Cash Balance Available                                $ 217,320.
                                                               --------
       [#1 plus #2]

4.     Total Cash Disbursements:
       (See Supplement to Part B)                            $-0-
                                                              ---

5.       Ending Cash Balance, reconciled to checkbook        $217,320.
                                                              --------
         [#3 less #4]

Ending Bank balance                         $10,666.
Plus transfer in transit                    +16,605.
Less ADP error, deposit in
 wrong account                               -8,921.

Deposit of C.D. proceeds, in transit       +198,970.
                                           ---------

Adjusted balance                    $217,320.

                             SUPPLEMENT TO PART B:

             DESCRIPTION/ITEMIZATION OF RECEIPTS AND DISBURSEMENTS

NATURE/TYPE OF ACCOUNT:     ____ General/Operating Account;
                            ____ Tax Account;
                            ____ Payroll Account;
                              X  Other: Non Cash Collateral
                            ----        -------------------
1.       RECEIPTS:                                         Amount
                                                           ------

Sales                                                      ______
Collection of post-petition accounts receivable            ______
Collection of prepetition  accounts receivable             ______
Borrowing by debtor                                        ______
Transfer from another account (#536-1)                     18,350.
                                -----                      -------
Other Income (Wachovia C.D.)                               198,970.
                                                           --------
Less allowance for returns and discounts                   ______
                                             *TOTAL =     $217,320.
                                                           --------

         *Total equals item #2/Total Cash Receipts on Part B.

2.       DISBURSEMENTS:                                    Amount
                                                           ------

         Purchases of inventory                            ______
         Net Payroll                                       ______
         Payroll Taxes                                     ______
         Rent                                              ______
         Other lease payments                              ______
         Utilities (Telephone, Electricity, Other)         ______
         Sales Tax                                         ______
         Other taxes                                       ______
         Travel and Entertainment                          ______
         Automobile or vehicle expense                     ______
         Service charges                                   ______
         Vehicle insurance                                 ______
         Life and health insurance                         ______
         Other insurance                                   ______
         Supplies                                   ______
         Freight                                           ______
         Advertising                                       ______
         Repairs and Maintenance                           ______
         Payments to secured creditors                     ______
         Other Expenses                                    ______

                                             *TOTAL =      $-0-
                                                            ---

*Total equals item #4/Total Cash Disbursements on Part B.
EXPLANATION AS TO WHY BANK BALANCE DOES NOT AGREE WITH THE ENDING CASH BALANCE,
                                        ---
#5 ON PART B:

(CENTURA LOGO)

          ATHEY PRODUCTS CORP.
          DEBTOR IN POSSESSION
          TAX ACCOUNT
          1839 SOUTH MAIN STREET
          WAKE FOREST, NC 27587-9289

--------------------------------------------------------------------------------
December 1, 2000 - December 31, 2000                              Page 1 of 1
--------------------------------------------------------------------------------
Checking      Commercial
Summary       Checking                                #021 221-539-G
              Beginning Balance                $.00
              Additions                   37,531.90
              Reductions                  26,866.12
              Ending Balance             $10,665.78

--------------------------------------------------------------------------------

Checking
Detail        Deposits                                              Amount
              12/11  Deposit                                    $20,003.26
              12/11  Deposit                                      2,528.64
              12/27  Deposit                                     15,000.00


              Preauthorized and Pocket Check Withdrawals
              12/20  42 PMC 122151A01 ADP TX/FIN                  7,908.33
              12/20  42PMB 122151A01 ADP TX/FIN                   3,441.19
              12/28  42PMC 122852A01 ADP TX/FIN                   9,191.78
              12/28  42PMB 122852A01 TX/FIN                       6,324.82

--------------------------------------------------------------------------------


Checking
Balance       Date   Balance      Date      Balance        Date       Balance
              ----   -------      ----      -------        ----       -------
History

              12/11 $22,531.90    12/27     26,182.38
              12/20  11,182.38    12/28     10,665.78
--------------------------------------------------------------------------------

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                     FOR THE MONTH OF December 9-31, 2000

                                    PART B:

                  SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                            CASH ACTIVITY ANALYSIS

NATURE/TYPE OF ACCOUNT: ____General/Operating Account;
                          X  Tax Account;
                        -----
                          X  Payroll Account; (#021-221-538-8)
                        -----
                        ____Other: _______

                                                                Amount
                                                                ------

1.       Cash Balance from previous
         month's report:                                             $-0-
                                                                      ---

2.       Total Cash Receipts:
         (see Supplement to Part B)                                  $168,114.
                                                                      --------

3.       Cash Balance Available                                      $168,114.
                                                                      --------
         [#1 plus #2]

4.       Total Cash Disbursements:
         (See Supplement to Part B)                                  $118,654.
                                                                      --------


5.       Ending Cash Balance, reconciled to checkbook                $ 49,460.
                                                                      --------
         [#3 less #4]


Ending Bank Balance                         $26,664.
Plus deposit in transit                     +50,000.
Less checks outstanding                     -27,204.
                                            --------

Adjusted balance                            $49,460.

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                     FOR THE MONTH OF December 9-31, 2000

                                    PART B:
                      SUMMARY OF BANK ACCOUNT INFORMATION

                                                                                ADJUSTED         STATEMENT
BANK NAME         ACCOUNT NUMBER            NATURE OF ACCOUNT                   BALANCE           BALANCE
---------         --------------            -----------------                   -------           -------
Centura           021-221-536-1             Cash Collateral                   $  866,857.        $ 945,862.
Centura           021-221-539-6             Non-cash Collateral               $  217,320.        $  10,666.
Centura           021-221-538-8             Payroll                           $   49,460.        $  26,664.
                                                                                ---------        ----------

         TOTALS                                                               $1,133.637.        $ 983,192.

*This amount should be the ending balance from the checkbook after it was reconciled to the bank statement. If the Bank Balance does not agree with the
                                                           ---
Ending Cash Balance, in Part B, please explain the difference on Supplement to Part B.

                             SUPPLEMENT TO PART B:

             DESCRIPTION/ITEMIZATION OF RECEIPTS AND DISBURSEMENTS

NATURE/TYPE OF ACCOUNT:    _______General/Operating Account;
                              x    Tax Account;
                           --------
                              x   Payroll Account; #021-221-538-8)
                           -------
                           _______Other: ___________

1.       RECEIPTS:                                                 Amount
                                                                   ------

Sales                                                            ---------
Collection of post-petition accounts receivable                    94,857.
                                                                 ---------
Collection of pre-petition  accounts receivable                  ---------
Borrowing by debtor                                              ---------
Transfer from another account (#361)                               73,257.
                                ---                              ---------
Other Income (describe on attachment)                            ---------
Less allowance for returns and discounts                         ---------
                                                        *TOTAL = $168,114.
                                                                 ---------

         *Total equals item #2/Total Cash Receipts on Part B.

2.       DISBURSEMENTS:                                            Amount
                                                                   ------

         Purchases of inventory                                  ---------
         Net Payroll                                             ---------
         Payroll Taxes                                             82,866.
                                                                 ---------
         Rent                                                      35,788.
                                                                 ---------
         Other lease payments                                    ---------
         Utilities (Telephone, Electricity, Other)               ---------
         Sales Tax                                               ---------
         Other taxes                                             ---------
         Travel and Entertainment                                ---------
         Automobile or vehicle expense                           ---------
         Service charges                                         ---------
         Vehicle insurance                                       ---------
         Life and health insurance                               ---------
         Other insurance                                         ---------
         Supplies                                                ---------
         Freight                                                 ---------
         Advertising                                             ---------
         Repairs and Maintenance                                 ---------
         Payments to secured creditors                           ---------
         Other Expenses                                          ---------

                                                        *TOTAL = $118,654.
                                                                 ---------

*Total equals item #4/Total Cash Disbursements on Part B.

EXPLANATION AS TO WHY BANK BALANCE DOES NOT AGREE WITH THE ENDING CASH BALANCE,
                                        ---
#5 ON PART B:

________
(CENTURA LOGO)

           ATHEY PRODUCTS CORP.
           DEBTOR IN POSSESSION
           PAYROLL ACCOUNT
           1839 SOUTH MAIN STREET
           WAKE FOREST, NC 27587-9289

-----------------------------------------------------------------------------
December 1, 2000 - December 31, 2000                             Page 1 of 3
-----------------------------------------------------------------------------
Checking   Commercial
Summary    Checking                                    #021 221-538-8

           Beginning Balance              $      .00
           Additions                       82,324.89
           Reductions                      55,661.01
           Ending Balance                 $26,663.88

--------------------------------------------------------------------------------

Checking
Detail     Deposits

           12/11  Deposit                                      $72,324.89
           12/27  Deposit                                       10,000.00


           Checks

           Number       Reference      Amount     Date      Number     Reference      Amount     Date
           ------       ---------      ------     ----      ------     ---------      ------     ----
            1001        0483806170    2,593.68    12/21     68403      0476202352    1,229.63    12/19
           68391*       0477200669      483.15    12/19     68404      0480600709      581.25    12/20
           68392        0485108907      432.74    12/21     68405      0526102095      400.59    12/20
           68393        0480703791      367.08    12/20     68406      0480600700      406.66    12/20
           68394        0477105054      367.99    12/19     68407      0480509764      495.43    12/20
           68395        0480600703      392.43    12/20     68408      0476807250      360.07    12/19
           68396        0477102249      407.71    12/19     68409      0477108721      787.51    12/19
           68397        0525206170      411.56    12/19     68410      0481209376      555.96    12/20
           68398        0473606904      417.89    12/18     68411      0496001751    1,440.88    12/27
           68399        0475103684      382.71    12/18     68412      0476501262      636.53    12/19
           68400        0480703792      326.36    12/20     68413      0476807254      522.51    12/19
           68401        0492103302      336.25    12/26     68414      0484703198      433.37    12/21
           68402        0480600710      374.88    12/20     68415      0525706246      531.98    12/19

________
(CENTURA LOGO)

           ATHEY PRODUCTS CORP.
           DEBTOR IN POSSESSION
           PAYROLL ACCOUNT
           1839 SOUTH MAIN STREET
           WAKE FOREST, NC 27587-9289

--------------------------------------------------------------------------------
December 1, 2000 - December 31, 2000                            Page 2 of 3
--------------------------------------------------------------------------------

Checking
Detail         Checks

               Number       Reference          Amount   Date       Number    Reference       Amount    Date
               ------       ---------          ------   ----       ------    ---------       ------    ----
               68416        0476702317       1,223.45   12/19      68456     0403801198      400.59    12/28
               68417        0487201064         695.79   12/22      68457     0527206453      406.66    12/26
               68418        0483809676         746.07   12/21      68458     0497004108      495.42    12/27
               68419        0484105436         437.87   12/21      68459     0492301042      360.07    12/26
               68420        0524800190         683.32   12/18      68460     0527300761      787.50    12/26
               68421        0492206413         709.34   12/26      68461     0492301319      555.96    12/26
               68422        0479907148         680.79   12/20      68462     0496001750    1,440.87    12/27
               68423        0525007865         882.71   12/19      68463     0488308928      636.53    12/22
               68424        0526408672         421.02   12/21      68464     0487500475      522.50    12/22
               68425        0488508737         827.60   12/22      68465     0492508277      433.38    12/26
               68426        0492600362         405.25   12/26      68466     0487107224      531.98    12/22
               68427        0405303516         432.74   12/29      68467     0527106446    1,223.44    12/26
               68428        0526804657         134.30   12/26      68468     0487201065      695.79    12/22
               68429        0487406710         408.42   12/22      68469     0404007206      746.06    12/29
               68430        0526806111         260.46   12/26      68470     0527206457      437.87    12/26
               68431        0527206444         392.44   12/26      68471     0671004324      683.31    12/26
               68432        0527206447         407.71   12/26      68472     0492206412      709.33    12/26
               68433        0496100151         169.34   12/27      68473     0495909985      680.79    12/27
               68434        0497002835         384.59   12/27      68474     0487700116      882.72    12/22
               68435        0527208981         417.90   12/26      68475     0527301468      487.02    12/26
               68437*       0527209376                  12/26      68476     0497304528      421.02    12/27
               68438        0527209378         383.68   12/26      68477     0498104922      827.60    12/27
               68439        0491907148         224.33   12/26      68478     0487408622      531.00    12/22
               68440        0492901524         243.79   12/26      68479     0527206449      420.99    12/26
               68441        0488203564         336.15   12/22      68480     0405508078      405.25    12/29
               68442        0488203547          76.29   12/22      68483*    0404306371      408.43    12/29
               68443        0527206446         217.81   12/26      68490*    0406909869      368.57    12/29
               68444        0527209377         249.99   12/26      68492*    0404306793      402.53    12/29
               68445        0527206450         193.20   12/26      68494*    0404306069      417.90    12/29
               68446        0527206451         204.78   12/26      68496*    0404307286      255.40    12/29
               68447        0526805884         251.33   12/26      68498*    0404307285      405.05    12/29
               68448        0527206452         223.04   12/26      68515*    0404207612      370.05    12/29
               68449        0492103301         336.26   12/26      68517*    0404705451      371.47    12/29
               68450        0492200402         234.11   12/26      68526*    0404302875      378.02    12/29
               68451        0527206448         374.89   12/26      68527     0404306365      787.50    12/29
               68452        0487701851         231.88   12/22      68530*    0404708352      636.54    12/29
               68453        0527206455         234.34   12/26      68531     0404302873      522.49    12/29
               68454        0527501129       1,229.63   12/26      68533*    0404808303      531.97    12/29
               68455        0527206454         581.26   12/26      68541*    0404104020      882.73    12/29

               *Indicates one or more missing checks

________
(CENTURA LOGO)

               ATHEY PRODUCTS CORP.
               DEBTOR IN POSSESSION
               PAYROLL ACCOUNT
               1839 SOUTH MAIN STREET
               WAKE FOREST, NC 27587-9289

--------------------------------------------------------------------------------
December 1, 2000 - December 31, 2000                            Page 3 of 3
--------------------------------------------------------------------------------

Checking
Detail         Preauthorized and Pocket Check Withdrawals              Amount
               12/19  42PMB 121550B02 ADP TX/FIN                        86.54
               12/21  42PMB 122151B02 ADP TX/FIN                       176.37
               12/29  42PMB 122852B02 ADP TX/FIN                       306.09

--------------------------------------------------------------------------------

Checking
Balance
History        Date         Balance    Date       Balance    Date        Balance
               ----         -------    ----       -------    ----        -------

               12/11     $72,324.89    12/21    53,087.08    12/28     35,292.67
               12/18      70,840.97    12/22    46,710.43    12/29     26,663.88
               12/19      62,909.63    12/26    31,553.77
               12/20      58,328.20    12/27    35,693.26

--------------------------------------------------------------------------------

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                     FOR THE MONTH OF December 9-31, 2000

                                    PART C:
STATEMENT OF STATUS OF PAYMENTS MADE TO SECURED CREDITORS: NONE

1.   Wells Fargo Business Credit, Inc.

     Regular contracted payment         accrued interest per month

     Adequate protection payment offered         $50,054 per month (on 1/4/01)
                                                  ------     -----

     Number and amount of Post-petition adequate protection
     payments not made:                      #    0          $
              ---                              ----------      ----------

2.   Triad Freightliner of NC, Inc.

     Regular contracted payment         approximately $52,000 per unit sold
                                        $106,058 (01/02/01 for 2 units)

     Adequate protection payment offered(deposited in escrow with Northen Blue)

     Number and amount of Post-petition adequate protection payments not
                                                                     ---
     made:                                   #               $
                                              __________       ________

3.   [name]
     ------------------------------------

     Regular contracted payment              $           per
                                              __________     ________

     Adequate protection payment offered     $           per
                                              __________     ________

     Number and amount of Post-petition adequate protection payments not
                                                                     ---
     made:                                   #           $
                                              __________     ________
4.   [name]
     ------------------------------------

     Regular contracted payment              $           per
                                              __________     ________

     Adequate protection payment offered     $           per
                                              __________     ________

     Number and amount of Post-petition adequate protection payments not
                                                                     ---
     made:                                   # _________ $ _________


[Attach a separate page for additional secured creditors]

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                      FOR THE MONTH OF December 9-31, 2000

                                    PART D:

                        SUMMARY OF ACCOUNTS RECEIVABLE

                                                                            Amount
                                                                            ------
1.   Beginning Balance                                                      $1,938,330.

2.   Sales on Account         (includes Warranty Credits and Freight)       $  692,704.

3.   Collections on Account                                                 $1,218,725.

4.   Ending Balance                                                         $1,412,309.
     [Item #1 plus #2 minus #3]

                            STATUS OF COLLECTIONS:

                                                                            Amount
                                                                            ------
Current to 30 days                                                          $  589,377.

31 to 60 days                                                               $  377,837.

61 to 90 days                                                               $  217,577.

91 to 120 days                                                              $  227,518.

121 days and older                                                          $__________
                                                                           ------------
TOTAL:                                                                      $1,412,309.

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                     FOR THE MONTH OF December 9-31, 2000

                                    PART E:

                          SUMMARY OF ACCOUNTS PAYABLE
                   [EXCLUDING PRE-PETITION ACCOUNTS PAYABLE]
                    ---------------------------------------
                                                          Amount

Current to 30 days                                            $109,146.
                                                               --------

31 to 60 days                                                 $
                                                               ------------

61 to 90 days                                                 $
                                                               ------------

91 to 120 days                                                $
                                                               ------------

121 days and older                                            $
                                                               ------------


TOTAL:                                                        $109,146.
                                                               --------

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                     FOR THE MONTH OF December 9-31, 2000
                                    PART F:

                STATEMENT OF STATUS OF PAYMENTS MADE TO LESSORS

LESSORS WHOSE LEASES HAVE NOT BEEN REJECTED:

1.       Citicorp Del-Lease, Inc.
         -----------------------------------------------------------------------

         Regular contracted payment         $2,799.90 per month
                                             --------     -----

         Number and amount of Post-petition lease
         payments not made: #NA     $__________
                  ---        --

2.       Dell Financial
         -----------------------------------------------------------------------

         Regular contracted payment         $357.07 per month
                                             ------    ------

         Number and amount of Post-petition lease
         payments not made: # N/A   $___________
                  ---         ---

3.       Dell Financial
         -----------------------------------------------------------------------

         Regular contracted payment         $1,797.62 per month
                                             --------     -----

         Number and amount of Post-petition lease
         payments not made: # N/A   $__________
                  ---         ---

4.       DLC Leasing
         -----------------------------------------------------------------

         Regular contracted payment         $899.94 per month
                                             ------     -----

         Number and amount of Post-petition lease
         payments not made: #N/A    $__________
                  ---        ---

[Attach a separate page for additional lessors]

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                     FOR THE MONTH OF December 9-31, 2000
                                    PART F:

                STATEMENT OF STATUS OF PAYMENTS MADE TO LESSORS

LESSORS WHOSE LEASES HAVE NOT BEEN REJECTED:

1.       GE Capital Corp.
         -----------------------------------------------------------------------

         Regular contracted payment         $700.21 per month
                                             ------     -----

         Number and amount of Post-petition lease
         payments not made: #N/A    $__________
                  ---        ---

2.       IBM Credit Corp.
         -----------------------------------------------------------------------

         Regular contracted payment         $2,989.00 per month
                                             --------     -----

         Number and amount of Post-petition lease
         payments not made: #N/A    $__________
                  ---        ---

3.       IOS Capital
         -----------------------------------------------------------------------

         Regular contracted payment         $623.28 per month
                                             ------     -----

         Number and amount of Post-petition lease
         payments not made: # N/A   $__________
                  ---         ---

4.       GE Industrial Systems
         -----------------------------------------------------------------------

         Regular contracted payment         $650.00 per month
                                             ------     -----

         Number and amount of Post-petition lease
         payments not made: # N/A   $__________
                  ---         ---

[Attach a separate page for additional lessors]

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                     FOR THE MONTH OF December 9-31, 2000
                                    PART F:

                STATEMENT OF STATUS OF PAYMENTS MADE TO LESSORS

LESSORS WHOSE LEASES HAVE NOT BEEN REJECTED:

1.       Sprint (Internet Access)
         -------------------------------------------------------

         Regular contracted payment         $275.00 per month
                                             ------     -----

         Number and amount of Post-petition lease
         payments not made: #N/A    $__________
                  ---        ---

2.       Sprint (Frame Relay)
         -------------------------------------------------------

         Regular contracted payment         $147.12 per month
                                             ------

         Number and amount of Post-petition lease
         payments not made: #N/A    $__________
                  ---        ---

3.       Telimagine/Sprint (phone system)
         -------------------------------------------------------

         Regular contracted payment         $1,861.36 per month
                                             --------     -----

         Number and amount of Post-petition lease
         payments not made: # N/A   $__________
                  ---         ---

4.       Enterprise Information
         -------------------------------------------------------

         Regular contracted payment         $3,965.63 per month
                                             --------     -----

         Number and amount of Post-petition lease
         payments not made: # 1     $  3,965.63
                  ---        --     -----------


[Attach a separate page for additional lessors]

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                     FOR THE MONTH OF December 9-31, 2000

                     PART G: ACCRUAL BASIS BALANCE SHEET

This part must be submitted with the first monthly report and thereafter on a Quarterly Basis, with the reports for March, June, September and December,
---------------
unless a different date is agreed to by the Bankruptcy Administrator, until confirmation of the plan. It is permissible and helpful if a balance sheet is submitted more often than once a quarter, but not required. An "in house" report may be substituted, with the approval of the Bankruptcy Administrator, provided it meets the accrual requirement.

                                    ASSETS

CURRENT ASSETS
      Cash                                                          1,141,197.
                                                                  -----------
      Accounts receivable [net]                                     1,244,060.
                                                                  -----------
      Other receivables                                                 3,300.
                                                                  -----------
      Inventories                                                  11,609,467.
                                                                  -----------
      Prepaid                                                         580,067.
                                                                  -----------
Total Current Assets                                               14,578,091.
                                                                  -----------

FIXED,LONG TERM, AND OTHER ASSETS
      Land                                                             47,785.
                                                                  -----------
      Fixed Assets                                                  9,120.081.
                                                                  -----------
      Accumulated depreciation on fixed assets                     -6,012,376.
                                                                  -----------
      Other Assets - Net                                                -----
Total fixed, long term and other assets                             3,155,490.
                                                                  -----------
Total assets                                                       17,733.581.
                                                                  -----------

                     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
      Accounts Payable                                                109,146.
                                                                  -----------
      Notes Payable                                                     -----
      Salaries Payable                                                 32,300.
                                                                  -----------
      Payroll Taxes Payable                                            16,106.
                                                                  -----------
      Income Taxes Payable                                              -----
      Other Current Liabilities                                     1,320,000.
                                                                  -----------
Total Current Liabilities                                           1,477,552.
                                                                  -----------
LONG TERM LIABILITIES
      Prepetition Liabilities                                      11,032,218.
                                                                  -----------
      Post-petition Long Term                                          ------
 Total Long Term Liabilities                                      -----------
TOTAL LIABILITIES                                                  12,509.770.
                                                                  -----------
OWNERS' [STOCKHOLDERS'] EQUITY
      Stock [investment in company]                                23,330,755.
                                                                  -----------
      Retained Earning                                            -18,106,944.
                                                                  -----------
 Total Owners Equity                                                5,233,811.
                                                                  -----------
Total Liabilities and Owners' Equity                               17,733,581.
                                                                  -----------

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                     FOR THE MONTH OFDecember 9-31, 2000

                                    PART H:

                       ACCRUAL BASIS LOSS FOR THE MONTH

                                                                   Amount
                                                                   ------

1.   Total Sales or Revenue                                        $ 792,010.
                                                                    ---------

2.   Cost of Goods Sold

     Material:                                   $512,084.
                                                  --------

     Labor:                                      $ 87,548.
                                                  --------

     Other:            (Burden)                  $176,054.
                                                  --------

     TOTAL COSTS                                                   $ 775,686.
                                                                    ---------

3.   Gross Profit [Item #1 minus item #2]                          $  16,324.
                                                                    ---------

4.   TOTAL OPERATING EXPENSES                                      $ 190,084.
                                                                    ---------

5.   Net Profit or <Loss>                                          $-173,760.
                                                                    ---------
     [Item #3 minus #4]

6.   Total Non-Operating
     Income/Expenses                                               $  50,054.
                                                                    ---------

7.   Net Profit or <Loss>                                          $-223,814.
                                                                    ---------
     [Item #5 minus #6]


[If a detailed INCOME STATEMENT is available, please attach it to the monthly report]

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                     FOR THE MONTH OF December 9-31, 2000

                                    PART I:
          SUMMARY OF OFFICER/OWNER COMPENSATION AND PERSONNEL REPORT

1.         Report all salaries received from or paid by the debtor to an owner or officer of the debtor. ____ Check here if same as last monthly report or provide the following information:
                               --

                                Compensation
                                Authorized    Compensation
Name of Officer/Owner   Title   By the Court    Received            Date
---------------------   -----   ------------    --------            ----
Approved                                                         Weds-weekly
--------
Tom Nelson               CEO     $6,346.00      $6,346.00    12/13, 12/20, 12/27
Bill Warden              CFO     $5,077.00      $5,077.00    12/13, 12/20, 12/27
Wes Brant                VP      $5,149.00      $5,149.00    12/13, 12/20, 12/27
Bill Carty               VP      $4,327.00      $4,327.00    12/13, 12/20, 12/27

2. Report all payments made to professionals (i.e. accountants, attorneys, realtors) paid by the debtor:

                                        Compensation
                                        Authorized             Compensation
       Date
Name of Officer/Owner   Title           By the Court             Received
---------------------   -----           ------------             --------
       Approved
       --------
NONE

3.         Personnel Report:

           ____ Check here if same as last monthly report or provide the
                                                          --
                following information:

                                                       Full         Part
                                                       ----         ----
                                                       Time         Time
                                                       ----         ----


Total number of employees at beginning
        of the reporting period                         37        ________
                                                        --

Number hired during the period                          29        ________
                                                        --

Number terminated/resigned during the
        period                                          -0-       ________
                                                        ---

Total number of employees at end
        of the period                                   66        ________
                                                        --

                        UNITED STATES BANKRUPTCY COURT
                      EASTERN DISTRICT OF NORTH CAROLINA
                               RALEIGH DIVISION

IN THE MATTER OF:
Athey Products Corp.
1839 South Main Street
Wake Forest, NC 27587
TIN: 36-0753480

                  Debtor                                Case No. 00-02736-5-ATS
                                                        -----------------------


                            CERTIFICATE OF SERVICE
________________________________________________________________________________


     THIS IS TO CERTIFY that on the below date, the undersigned served a copy of the by depositing the same, enclosed in a post paid wrapper, properly addressed to the following parties in interest, at their last known addresses as shown below, in a post office or official depository under the exclusive care and custody of the United States Postal Service:


     Marjorie K. Lynch                       Athey Products Corp.
     Bankruptcy Administrator                Attn: Tom Nelson
     300 Fayetteville Street Mall, #412      1839 South Main Street
     P.O. Drawer 3039                        Wake Forest, NC 27587
     Raleigh, NC 27602-3039

     Howard Brownstein                       William G. Pappas
     Nachman Hays Consulting, Inc.           Parker Poe Adams & Bernstein
     822 Montgomery Avenue, #204             150 Fayetteville Street Mall, #1400
     Narbeth, PA 19072                       P.O. Box 389
                                             Raleigh, NC 27602

     Jeffrey Stein                           Kenneth M. Greene
     Hahn & Hessen                           Carruthers & Roth
     350 Fifth Avenue                        P.O. Box 540
     New York, NY 10118-0075                 Greensboro, NC 27402-0540

     Amiel J. Rossabi                        Julie C. Canner
     Forman Rossabi Black                    Seyburn, Kahn, Ginn, Bess & Serlin
     706 Green Valley Rd, Ste 520            2000 Town Centr, #1500
     Greensboro, NC 27408                    Southfield, MI 48075

     Anna S. Gorman                          John H. Small
     Poyner & Spruill, L.L.P.                Brooks, Pierce
     100N. Tryon Street, #4000               P.O. Box 26000
     Charlotte, NC 28202-4010                230N. Elm Street, Ste 2000
                                             Greensboro, NC 27420

     U.S. Securities & Exchange Commission   T. M. Gaylord, Jr.
     Attention: Susan R. Sherrill            Tate, Gaylord, Lucas
     3475 Lenox Rd, N.E., #1000              P.O. Box 4544
     Atlanta, GA 30326-1232                  Greensboro, NC 27404

     Desmond G. Sheridan                     Amos U. Priester
     Isaacson, Isaacson & Sheridan           S. Nicole Byrd
     P.O. Box 1888                           Smith, Anderson, Blount, Dorsett
     Greensboro, NC 27402                    P.P. Box 2611
                                             Raleigh, NC 27062-2611

     William P. Janvier                      Bankruptcy Administration
     P.O. Box 911                            IOS Capital, Inc.
                                             1738 Bass Road

     Raleigh, NC 27602                       P.O. Box 13708
                                             Macon, GA 31208-2300



                    This the _22__ day of _January___ 2001.



                                                 ATHEY PRODUCTS CORP.

                                                 By: /s/ John A. Northen
                                                     -----------------------
                                                         Counsel for the Debtor

NORTHEN BLUE, L.L.P.
John A. Northen, NCSB # 6789
Cheryl Y. Capron, NCSB #16582
Post Office Box 2208
Chapel Hill, NC 27515-2208
Telephone:  919-968-4441